                                 FIRST AMENDMENT TO
                                  CREDIT AGREEMENT

This First Amendment ("Amendment") amends that certain Credit Agreement executed by and between Alliance Pharmaceutical Corp., a New York corporation ("Borrower") and Imperial Bank ("Bank") as of June 17, 1998 (the "Agreement"), as modified by that certain Agreement to Waive Covenant Violation and Modify Loan ("Waiver") dated May 18, 1999, as follows:


1. Upon the effective date of this Amendment, MDV TECHNOLOGIES, INC. is hereby added as an additional Borrower to the Agreement and the following language is hereby inserted in the Agreement as new Section 5.12:

     SURETYSHIP WAIVERS AND CONSENTS. Each Borrower agrees that it is jointly and severally, directly, and primarily liable to Bank for payment in full of all obligations under the Loan Documents ("Obligations") and that such liability is independent of the duties, obligations and liabilities of the other Borrower. The Loan Documents are a primary and original obligation of each Borrower, are not the creation of a surety relationship, and are an absolute, unconditional, and continuing promise of payment and performance which shall remain in full force and effect without respect to future changes in conditions, including any change of law or any invalidity or irregularity with respect to the Loan Documents. Each Borrower acknowledges that the obligations of such Borrower undertaken herein might be construed to consist, at least in part, of the guaranty of obligations of persons or entities other than such Borrower (including any other Borrower party hereto) and, in full recognition of that fact, each Borrower consents and agrees that the Bank may, at any time and from time to time, without notice or demand, whether before or after any actual or purported termination, repudiation, or revocation of this Agreement by any one or more Borrowers, and without affecting the enforceability or continuing effectiveness hereof as to each
     Borrower: (a)  decrease or waive, the Obligations or any part thereof,
     (b) accept partial payments on the Obligations; (c) receive and hold additional security or guaranties for the Obligations or any part thereof; (d) release, reconvey, terminate, waive, abandon, fail to perfect, subordinate, exchange, substitute, transfer, or enforce any security or guaranties, and apply any security and direct the order or manner of sale thereof as the Bank in its sole and absolute discretion may determine; (e) release any Person from any personal liability with respect to the Obligations or any part thereof; (f) settle, release on terms satisfactory to the Bank or by operation of applicable laws, or otherwise liquidate or enforce any Obligations and any security therefor or guaranty thereof in any manner, consent to the transfer of any security and bid and purchase at any sale; or (g) consent to the merger, change, or any other restructuring or termination of the corporate or partnership existence of any Borrower or any other Person, and correspondingly restructure the Obligations, and any such merger, change, restructuring, or termination shall not affect the liability of any Borrower or the

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First Amendment to the Promissory Note, Addendum to Promissory Note
and Credit Agreement
Alliance Pharmaceutical Corp.
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     continuing effectiveness hereof, or the enforceability hereof with respect to all or any part of the Obligations.

          Upon the occurrence and during the continuance of any Event of Default, the Bank may enforce this Agreement independently as to each Borrower and independently of any other remedy or security the Bank at any time may have or hold in connection with the Obligations, and it shall not be necessary for the Bank to marshal assets in favor of any Borrower or any other Person or to proceed upon or against or exhaust any security or remedy before proceeding to enforce this Agreement. Each Borrower expressly waives any right to require the Bank to marshal assets in favor of any Borrower or any other Person or to proceed against any other Borrower or any Collateral provided by any Person, and agrees that the Bank may proceed against Borrowers or any Collateral in such order as it shall determine in its sole and absolute discretion.

          The Bank may file a separate action or actions against any Borrower, whether action is brought or prosecuted with respect to any security or against any other person, or whether any other person is joined in any such action or actions. Each Borrower agrees that the Bank and any Borrower and any affiliate of any Borrower may deal with each other in connection with the Obligations or otherwise, or alter any contracts or agreements now or hereafter existing between any of them, in any manner whatsoever, all without in any way altering or affecting the continuing efficacy of this Agreement.

          The Bank's loan hereunder shall be reinstated and revived, and the enforceability of this Agreement shall continue, with respect to any amount at any time paid on account of the Obligations which thereafter shall be required to be restored or returned by the Bank, all as though such amount had not been paid. The rights of the Bank created or granted herein and the enforceability of this Agreement at all times shall remain effective to cover the full amount of all the Obligations even though the Obligations, including any part thereof or any other security or guaranty therefor, may be or hereafter may become invalid or otherwise unenforceable as against any Borrower and whether or not any other Borrower shall have any personal liability with respect thereto.

          To the maximum extent permitted by applicable law and to the extent that a Borrower is deemed a guarantor, each Borrower expressly waives any and all defenses now or hereafter arising or asserted by reason of (a) any disability or other defense of any other Borrower with respect to the Obligations, (b) the unenforceability or invalidity of any security or guaranty for the Obligations or lack of perfection or continuing perfection or failure of priority of any security for the Obligations, (c) the cessation for any cause whatsoever of the liability of any other Borrower (other than by reason of the full payment and performance of all Obligations), (d) any failure of the to marshal assets in favor Bank of any Borrower or any other person, (e) any failure of the Bank to


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First Amendment to the Promissory Note, Addendum to Promissory Note
and Credit Agreement
Alliance Pharmaceutical Corp.
Page 3


     give notice of sale or other disposition of collateral to any Borrower or any other Person or any defect in any notice that may be given in connection with any sale or disposition of collateral, (f) any failure of the Bank to comply with applicable law in connection with the sale or other disposition of any collateral or other security for any Obligation, including any failure of the Bank to conduct a commercially reasonable sale or other disposition of any collateral or other security for any Obligation, (g) any act or omission of the Bank or others that directly or indirectly results in or aids the discharge or release of any Borrower or the Obligations or any security or guaranty therefor by operation of law or otherwise, (h) any law which provides that the obligation of a surety or guarantor must neither be larger in amount nor in other respects more burdensome than that of the principal or which reduces a surety's or guarantor's obligation in proportion to the principal obligation, (i) any failure of the Bank to file or enforce a claim in any bankruptcy or other proceeding with respect to any Person, (j) the election by the Bank of the application or non-application of Section 1111(b)(2) of the United States Bankruptcy code, (k) any extension of credit or the grant of any lien under
     Section 364 of the United States Bankruptcy code, (1) any use of cash collateral under Section 363 of the United States Bankruptcy Code, (m) any agreement or stipulation with respect to the provision of adequate protection in any bankruptcy proceeding of any Person, (n) the avoidance of any lien in favor of the Bank for any reason, or (o) any action taken by the Bank that is authorized by this section or any other provision of any Loan Document. Until such time as all of the Obligations have been fully, finally, and indefeasibly paid in full in cash: (i) each Borrower hereby waives and postpones any right of subrogation it has or may have as against any other Borrower respect to the Obligations; and (ii) in addition, each borrower also hereby waives and postpones any right to proceed or to seek recourse against or with respect to any property or asset of any other Borrower. Each borrower expressly waives all setoffs and counterclaims and all presentments, demands for payment or performance, notices of nonpayment or nonperformance, protests, notices of protest, notices of dishonor and all other notices or demands of any kind or nature whatsoever with respect to the Obligations, and all notices of acceptance of this Agreement or of the existence, creation or incurring of new or additional Obligations.

               In the event that all or any part of the Obligations at any time are secured by any one or more deeds of trust or mortgages or other instruments creating or granting liens on any interests in real property, each Borrower authorizes the Bank, upon the occurrence of and during the continuance of any Event of Default, at its sole option, without notice or demand and without affecting the obligations of any Borrower, the enforceability of this Agreement, or the validity or enforceability of any Liens of the Bank , to foreclose any or all of such deeds of trust or mortgages or other instruments by judicial or nonjudicial sale.

          To the fullest extent permitted by applicable law, to the extent that a Borrower is deemed a guarantor, each Borrower expressly waives any

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First Amendment to the Promissory Note, Addendum to Promissory Note
and Credit Agreement
Alliance Pharmaceutical Corp.
Page 4



     defenses to the enforcement of this Agreement or any rights of the Bank created or granted hereby or to the recovery by the Bank against any Borrower or any other Person liable therefor of any deficiency after a judicial or nonjudicial foreclosure or sale, even though such a foreclosure or sale may impair the subrogation rights of Borrowers and may preclude Borrowers from obtaining reimbursement or contribution from other Borrowers. To the fullest extent permitted by applicable law, each Borrower expressly waives any suretyship defenses or benefits that it otherwise might or would have under applicable law. WITHOUT LIMITING THE GENERALITY OF ANY OTHER WAIVER OR OTHER PROVISION SET FORTH IN THIS SECTION, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, EACH BORROWER WAIVES ALL RIGHTS AND DEFENSES ARISING OUT OF AN ELECTION OF REMEDIES BY THE BANK, EVEN THOUGH THAT ELECTION OF REMEDIES, SUCH AS A NONJUDICIAL FORECLOSURE WITH RESPECT TO SECURITY FOR THE OBLIGATIONS, HAS DESTROYED SUCH BORROWER'S RIGHTS OF SUBROGATION AND REIMBURSEMENT AGAINST THE OTHER BORROWERS BY THE OPERATION LAW, INCLUDING BUT NOT LIMITED TO SECTION 580D OF THE CODE OF CIVIL PROCEDURE, OR OTHERWISE.

          Borrower and each of them warrant and agree that each of the waivers and consents set forth herein are made after consultation with legal counsel and with full knowledge of their significance and consequences, with the understanding that events giving rise to any defense or right waived may diminish, destroy or otherwise adversely affect rights which Borrower otherwise may have against any other Borrower, the Bank or others, or against Collateral. If any of the waivers or consents herein are determined to be contrary to any applicable law or public policy, such waivers and consents shall be effective to the maximum extent permitted by law.

2.   Except as provided above, the Agreement remains unchanged.


3. This Amendment is effective as of August 2, 1999, and the parties hereby confirm that Agreement is in full force and effect.




                             (SIGNATURE LINES ON NEXT PAGE)

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First Amendment to the Promissory Note, Addendum to Promissory Note
and Credit Agreement
Alliance Pharmaceutical Corp.
Page 5



ALLIANCE PHARMACEUTICAL CORP.
"BORROWER"

By:           /s/ Theodore D. Roth
   ---------------------------------------------
Printed Name:  Theodore D. Roth
             -----------------------------------
Title:  President
      ------------------------------------------


By:          /s/ Tim T. Hart
   ---------------------------------------------
Printed Name:  Tim T. Hart
             -----------------------------------
Title:  VP & CFO
      ------------------------------------------

MDV TECHNOLOGIES, INC.
"BORROWER"

By:          /s/ Lloyd A. Rowland
   ---------------------------------------------
Printed Name:  Lloyd A. Rowland
             -----------------------------------
Title:  Assistant Secretary
      ------------------------------------------

By:           /s/ Theodore D. Roth
   ---------------------------------------------
Printed Name:  Theodore D. Roth
             -----------------------------------
Title:  VP/Treasurer/Secretary
      ------------------------------------------

IMPERIAL BANK
"BANK"


By:              /s/ Tim Bubnack
   ---------------------------------------------
        Tim Bubnack, Senior Vice President